Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                            John H. Ruiz

Address of Joint Filer:                         c/o MSP Recovery, Inc.
                                                2701 S Le Jeune Road, Floor 10
                                                Coral Gables, Florida 33134

Issuer Name and Ticker or Trading Symbol:       MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s) to Issuer:  Chief Executive Officer;
                                                Director; 10% Owner

Date of Event Requiring this Statement
(Month/Day/Year):                               5/23/22

Designated Filer:                               John H. Ruiz

Signature:

/s/ John H. Ruiz
----------------
John H. Ruiz

Date: 6/2/22

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                           Ruiz Group Holdings Limited, LLC

Address of Joint Filer:                        c/o MSP Recovery, Inc.
                                               2701 S Le Jeune Road, Floor 10
                                               Coral Gables, Florida 33134

Issuer Name and Ticker or Trading Symbol:      MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s) to Issuer: 10% Owner; Director by
                                               Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                              5/23/22

Designated Filer:                              John H. Ruiz

Signature:

RUIZ GROUP HOLDINGS LIMITED, LLC

By: /s/ John H. Ruiz
   -----------------
Name: John H. Ruiz
Title: Manager

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                           Jocral Family LLLP

Address of Joint Filer:                        c/o MSP Recovery, Inc.
                                               2701 S Le Jeune Road, Floor 10
                                               Coral Gables, Florida 33134

Issuer Name and Ticker or Trading Symbol:      MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s) to Issuer: 10% Owner; Director by
                                               Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                              5/23/22

Designated Filer:                              John H. Ruiz

Signature:

JOCRAL FAMILY LLLP

By: John H. Ruiz Revocable Living Trust
Title: General Partner

        /s/ John H. Ruiz
        ----------------
        By: John H. Ruiz
        Title: Co-Trustee

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                            John H. Ruiz Revocable
                                                Living Trust

Address of Joint Filer:                         c/o MSP Recovery, Inc.
                                                2701 S Le Jeune Road, Floor 10
                                                Coral Gables, Florida 33134

Issuer Name and Ticker or Trading Symbol:       MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s) to Issuer:  10% Owner; Director by
                                                Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                               5/23/22

Designated Filer:                               John H. Ruiz

Signature:

JOHN H. RUIZ REVOCABLE LIVING TRUST

/s/ John H. Ruiz
----------------
By: John H. Ruiz
Title: Co-Trustee

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                            Mayra Ruiz

Address of Joint Filer:                         c/o MSP Recovery, Inc.
                                                2701 S Le Jeune Road, Floor 10
                                                Coral Gables, Florida 33134

Issuer Name and Ticker or Trading Symbol:       MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s) to Issuer:  10% Owner; Director by
                                                Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                               5/23/22

Designated Filer:                               John H. Ruiz

Signature:

/s/ Alexandra M. Plasencia
--------------------------
Attorney-in-fact for Mayra Ruiz

Date: 6/2/22